Long-Term Debt and Short-Term Borrowings	12 Months Ended
Dec. 31, 2010
Long-Term Debt and Short-Term Borrowings
Long-Term Debt and Short-Term Borrowings

NOTE 10.  Long-Term Debt and Short-Term Borrowings

The following debt tables reflect interest rates, including the effects of interest rate swaps, as of December 31, 2010. Long-term debt and short-term borrowings as of December 31 consisted of the following:

Long-Term Debt

(Millions) Description / 2010 Principal Amount	Currency/ Fixed vs. Floating	Effective Interest Rate	Final Maturity Date	2010	2009
Eurobond (775 million Euros)	Euro Fixed	4.30%	2014	$1,055	$898
Medium-term note ($850 million)	USD Fixed	4.42%	2013	849	849
Medium-term note ($800 million)	USD Floating	3.24%	2011	806	801
30-year bond ($750 million)	USD Fixed	5.73%	2037	747	747
Eurobond (250 million Euros)	Euro Floating	1.18%	2014	357	623
Medium-term note ($500 million)	USD Fixed	4.67%	2012	500	500
30-year debenture ($330 million)	USD Fixed	6.01%	2028	349	350
Dealer Remarketable Securities	USD Fixed	—%	2010	—	350
Convertible notes ($252 million)	USD Fixed	0.50%	2032	226	225
Japan borrowing (11.6 billion Japanese Yen)	JPY Floating	0.76%	2011	142	—
Canada borrowing (100.5 million Canadian Dollar)	CAD Floating	1.80%	2012	101	—
Floating rate note ($100 million)	USD Floating	0.00%	2041	100	100
Floating rate note ($60 million)	USD Floating	0.00%	2044	60	60
Other borrowings	Various	0.08%	2011-2040	76	116
Total long-term debt				$5,368	$5,619
Less: current portion of long-term debt				1,185	522
Long-term debt (excluding current portion)				$4,183	$5,097

Short-Term Borrowings and Current Portion of Long-Term Debt

(Millions)	Effective Interest Rate	2010	2009
Current portion of long-term debt	2.41%	$1,185	$522
U.S. dollar commercial paper	—	—	—
Other borrowings	2.47%	84	91
Total short-term borrowings and current portion of long-term debt		$1,269	$613

The following weighted-average effective interest rate table reflects the combined effects of interest rate and currency swaps at December 31, 2010 and 2009.

Weighted-Average Effective Interest Rate

	Total
At December 31	2010	2009
Short-term	2.41%	4.51%
Long-term	4.22%	4.04%

Maturities of long-term debt for the five years subsequent to December 31, 2010 are as follows (in millions):

2011	2012	2013	2014	2015	After 2015	Total
$1,185	$752	$922	$1,413	$—	$1,096	$5,368

The Company’s $350 million of Dealer Remarketable Securities matured in December 2010. These securities were originally issued in December 2000. Long-term debt payments due in 2011 include $160 million of floating rate notes. The floating rate notes are classified as current portion of long-term debt as the result of put provisions associated with these debt instruments. Additionally, payments due in 2012 include the $226 million carrying amount of Convertible Notes, and payments due in 2013 include $73 million of floating rate notes, as a result of put provisions.

During the first quarter of 2010, the Company entered into a floating rate note payable of 17.4 billion Japanese Yen (approximately $188 million based on applicable exchange rates at that time) in connection with the purchase of additional interest in the Company’s Sumitomo 3M Limited subsidiary as discussed in Note 6. This note is due in three equal installments of 5.8 billion Japanese Yen, with one installment paid on September 30, 2010, and the remaining installments due March 30, 2011 and September 30, 2011. 11.6 billion Japanese Yen is outstanding on this obligation at year-end 2010. Interest accrues on the note based on the three-month Tokyo Interbank Offered Rate (TIBOR) plus 40 basis points.

In the fourth quarter of 2010, the Company entered into a 100.5 million Canadian Dollar loan, with four equal installments due in April 2011, July 2011, October 2011 and January 2012. At December 31, 2010, the floating interest rate on this loan was 1.8%.

Other borrowings included debt held by 3M’s international companies and floating rate notes in the United States, with the long-term portion of this debt primarily composed of U.S. dollar floating rate debt.

The Company has an AA- credit rating, with a stable outlook, from Standard & Poor’s and an Aa2 credit rating, with a stable outlook, from Moody’s Investors Service. Under the Company’s $1.5-billion five-year credit facility agreement that was effective April 30, 2007, 3M is required to maintain its EBITDA to Interest Ratio as of the end of each fiscal quarter at not less than 3.0 to 1. This is calculated (as defined in the agreement) as the ratio of consolidated total EBITDA for the four consecutive quarters then ended to total interest expense on all funded debt for the same period. At December 31, 2010, this ratio was approximately 35 to 1. At December 31, 2010, available short-term committed lines of credit, including the preceding $1.5 billion five-year credit facility, totaled approximately $1.674 billion worldwide, of which approximately $255 million was utilized in connection with normal business activities. Debt covenants do not restrict the payment of dividends.

The floating rate notes due in 2044 have an annual put feature. According to the terms, holders can require 3M to repurchase the securities at a price of 98 percent of par value each December from 2005 through 2008, at 99 percent of par value from 2009 through 2013, and at 100 percent of par value from 2014 and every anniversary thereafter until final maturity in December 2044. In December 2009 and 2008, the Company was required to repurchase an immaterial amount of principal on this bond.

The Company has a “well-known seasoned issuer” shelf registration statement, effective February 17, 2009, which registers an indeterminate amount of debt or equity securities for future sales. No securities have been issued under this shelf. The Company intends to use the proceeds from future securities sales off this shelf for general corporate purposes. In connection with a prior “well-known seasoned issuer” shelf registration, in June 2007 the Company established a $3 billion medium-term notes program. Three debt securities have been issued under this medium-term notes program. First, in December 2007, 3M issued a five-year, $500 million, fixed rate note with a coupon rate of 4.65%. Second, in August 2008, 3M issued a five-year, $850 million, fixed rate note with a coupon rate of 4.375%. Third, in October 2008, the Company issued a three-year $800 million, fixed rate note with a coupon rate of 4.50%. The Company entered into an interest rate swap to convert this $800 million note to a floating rate.

The Company also issued notes under an earlier $1.5 billion medium-term note program. In March 2007, the Company issued a 30-year, $750 million, fixed rate note with a coupon rate of 5.70%. In November 2006, 3M issued a three-year, $400 million, fixed rate note. The Company entered into an interest rate swap to convert this to a rate based on a floating LIBOR index. Both the note and related swap matured in November 2009. In December 2004, 3M issued a 40-year, $60 million floating rate note, with the rate based on a floating LIBOR index. This earlier $1.5 billion medium term note program was replaced by the $3 billion program established in June 2007.

In July 2007, 3M issued a seven year 5.0% fixed rate Eurobond for an amount of 750 million Euros (book value of approximately $1.044 billion in U.S. Dollars at December 31, 2010). Upon debt issuance in July 2007, 3M completed a fixed-to-floating interest rate swap on a notional amount of 400 million Euros as a fair value hedge of a portion of the fixed interest rate Eurobond obligation. In August 2010, the Company terminated 150 million Euros of the notional amount of this swap. As a result, the notional amount remaining after the partial termination is 250 million Euros. The termination of a portion of this swap did not impact the terms of the remaining portion. In addition, in December 2007, 3M reopened the existing seven year 5.0% fixed rate Eurobond for an additional amount of 275 million Euros (book value of approximately $368 million in U.S. Dollars at December 31, 2010). This security was issued at a premium and was subsequently consolidated with the original security on January 15, 2008.

3M may redeem its 30-year zero-coupon senior notes (the “Convertible Notes”) at any time in whole or in part at the accreted conversion price; however, bondholders may convert upon notification of redemption each of the notes into 9.4602 shares of 3M common stock (which 3M would intend to payout in cash). Holders of the 30-year zero-coupon senior notes have the option to require 3M to purchase their notes at accreted value on November 21 in the years 2005, 2007, 2012, 2017, 2022 and 2027. In November 2005, 22,506 of the 639,000 in outstanding bonds were redeemed, resulting in a payout from 3M of approximately $20 million. In November 2007, an additional 364,598 outstanding bonds were redeemed resulting in a payout from 3M of approximately $322 million. These payouts reduced the Convertible Notes’ face value at maturity to $252 million, which equates to a book value of approximately $226 million at December 31, 2010. As disclosed in a Form 8-K in November 2005, 3M amended the terms of these securities to pay cash at a rate of 2.40% per annum of the principal amount at maturity of the Company’s Convertible Notes, which equated to 2.75% per annum of the notes’ accreted value on November 21, 2005. The cash interest payments were made semiannually in arrears on May 22, 2006, November 22, 2006, May 22, 2007 and November 22, 2007 to holders of record on the 15th calendar day preceding each such interest payment date. Effective November 22, 2007, the effective interest rate reverted back to the original yield of 0.50%.

3M originally sold $639 million in aggregate face amount of these “Convertible Notes” on November 15, 2002, which are convertible into shares of 3M common stock. The gross proceeds from the offering, to be used for general corporate purposes, were $550 million ($540 million net of issuance costs). In accordance with accounting standards applicable to convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement), the Company recognized additional interest expense essentially equivalent to the portion of issuance proceeds allocated to the instrument’s equity component over the period from the Convertible Notes’ issuance on November 15, 2002 through November 15, 2005 (the first date holders of these Notes had the ability to put them back to 3M). Debt issuance costs were amortized on a straight-line basis over a three-year period beginning in November 2002. Debt issue costs allocated to the Notes’ equity component were not material. On February 14, 2003, 3M registered these Convertible Notes in a registration statement filed with the Securities and Exchange Commission. The terms of the Convertible Notes include a yield to maturity of 0.50% and an initial conversion premium of 40 percent over the $65.00 (split-adjusted) closing price of 3M common stock on November 14, 2002. If certain conditions for conversion (relating to the closing common stock prices of 3M exceeding the conversion trigger price for specified periods) are met, holders may convert each of the 30-year zero-coupon senior notes into 9.4602 shares of 3M common stock in any calendar quarter commencing after March 31, 2003. The conversion trigger price for the fourth quarter of 2010 was $123.04 per share. If the conditions for conversion are met, and 3M elects not to settle in cash, the 30-year zero-coupon senior notes will be convertible in the aggregate into approximately 2.4 million shares of 3M common stock. The conditions for conversion related to the Company’s Convertible Notes have never been met. If the conditions for conversion are met, 3M may choose to pay in cash and/or common stock; however, if this occurs, the Company has the intent and ability to settle this debt security in cash. Accordingly, there was no impact on 3M’s diluted earnings per share.